Exhibit 3.1

                                     [Logo]
                                State of Florida
                              Department of State

I certify from the records of this office that ADVANCED COMMUNICATIONS TECHNOLOGIES, INC., is a corporation organized under the laws of the State of Florida, filed on March 6, 1997.

The document number of this corporation is P97000020967.

I further certify that said corporation has paid all fees due this office through December 31, 2001, that its most recent annual report/uniform business report was filed on May 11, 2001, and its status is active.

I further certify that said corporation has not filed Articles of Dissolution.

                           Given under my hand and the
                           Great Seal of the State of
                    Florida at Tallahassee, the Capitol, this
                          the Fourth day of June, 2001

                                     [Logo]

                              /s/ Katherine Harris
                                Katherine Harris
                               Secretary of State

                                     [Logo]
                                State of Florida
                              Department of State

I certify the attached is a true an correct copy of the Articles of Amendment, filed on April 7, 1999, to Articles of Incorporation for TELENETWCRX, INC. which changed its name to MEDIA FORUM INTERNATIONAL, INC., a Florida corporation, as shown by the records of this office.

The document of this corporation is P97000020967.

                          Given under my hand and the
                           Great Seal of the State of
                    Florida at Tallahassee, the Capitol, this
                         the Seventh day of April, 2001

                                     [Logo]

                              /s/ Katherine Harris
                                Katherine Harris
                               Secretary of State

                               SECOND AMENDMENT TO
                          ARTICLES OF INCORPORATION OF
                                TELENETWORX, INC.

      1. The name of the Corporation is TELENETWORX, INC., a MEDIA FORUM INTERNATIONAL, INC. a Florida Corporation (the "Corporation")

      2. The Articles of Incorporation of Media Forum International, Inc. were filed on March 6, 1997 with the Florida Department of State and was assigned Document No. 907000020967.

      3. Article I of the Articles of Incorporation of the Corporation is hereby amended to read as follows:

                                 ARTICLE I NAME

                  The name of the corporation shall be.

                         MEDIA FORUM INTERNATIONAL, INC.

            The address of the principal office of this corporation shall be 2237 Palm Beach Lakes Blvd., Suite 220, West Palm Beach, Florida, 33409, and the mailing address of the corporation shall be the same.

      4. Article III of the Articles of Incorporation of the Corporation is hereby amended to read as follows:

                            Article III Capital Stock

            The maximum number of shares of stock that this corporation is authorized to have outstanding at any one time is 100,000,000 shares of common stock having no per value share.

      5. The foregoing amendments were adopted by the Shareholders of the Corporation on March 25, 1999: The number of votes cast for the amendment was sufficient for approval by the Shareholders.

      IN WITNESS WHEREOF, the undersigned President of the Corporation has executed these Articles of Amendment this 6th day of April, 1999.

                                             /s/ Nancy Needham
                                             ------------------------
                                             Nancy Needham, President

                                     [Logo]
                                State of Florida
                              Department of State

I certify the  attached is a true and  correct  copy of the  Articles of Merger,
filed  on  April  7,  1999,  for  TELENETWORX,   INC.,  the  surviving   Florida
corporation, as shown by the records of this office.

The document of this corporation is P97000020967.

                           Given under my hand and the
                           Great Seal of the State of
                    Florida at Tallahassee, the Capitol, this
                         the Seventh day of April, 2001

                                     [Logo]

                              /s/ Katherine Harris
                                Katherine Harris
                               Secretary of State

                               ARTICLES OF MERGER
                  of Advanced Communications Technologies, Inc.
                                  with and Late
             Telenetworx, Inc. (The Media Forum International, Inc.)

      Pursuant to Section 607.1105 of the Florida Business Corporations Act. TELENETWORX, INC. (The Media Forum International, Inc.), a Florida corporation ("MFI") adopts the following Articles of Merger for the Purpose of merging ADVANCED COMMUNICATIONS TECHNOLOGIES, INC., a Nevada corporation ("ACT") with and into MFI, the letter of which is to survive the merger.

                                    Article I

      The following Plan of Merger was approved by the Board of Directors of MFI in the merger prescribed by the Florida General Corporation Act:

                                 PLAN OF MERGER

1. Advanced Communications Technologies, Inc. (hereafter "ACT") and Telenetworx, Inc. (The Media Forum International, Inc.)(hereafter "MFI") shall pursuant to the provisions of the laws of the jurisdiction of organization of ACT, and of the Florida Business Corporation Act, be engaged with and into a single corporation to one MFI, which shall be the surviving corporation upon the effective date of the merger and which in sometimes here and after referred to as the "surviving corporation" and which shall continue to exist as the surviving corporation under the name Media Forum International, Inc. pursuant to the Florida Business Corporations Act. The separate existence of ACT, sometimes referred here and after to as the "existing corporation" shall cease upon the said effective date of the merger in accordance with the laws of the jurisdiction of its organization.

2. The articles of incorporation of the surviving corporation upon the effective date of the merger shall retain the articles of incorporation of said surviving corporation. The said articles of incorporation shall continue in full force and effect until further amended in the manner prescribed by the provisions of the Florida Business Corporation Act.

3. The present bylaws of the surviving corporation will remain the bylaws of the said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the Florida Business Corporation Act.

4. The directors and officers in office of the surviving company upon the effective date of the merger shall be its board of Directors and the officers of the surviving corporation shall as follows:

          Chief Executive Officer                Roger May
          President                              Dr. Nancy Neeham
          Chief Financial Officer                Dr. Rex du Pont
          Secretary                              Mrs. Wendelin Hummel

      And they shall hold their  directorships  and officers and officers  until
      their  tenures  is  otherwise   in  accordance  with  the  bylaws  of the
      surviving corporation and Florida Law.

5. Upon the effective date of the merger the surviving corporation shall issue to the shareholders of ACT nine (9) shares of common stock of MFI for every one (1) share of currently issued and outstanding common stock of this supervising corporation.

6. Upon the effective date of the merger, the surviving corporation. Telenetworx, Inc., will change its name to Media Forum International, Inc. in accordance with the provisions of the Florida Business Corporation Act.

                                   ARTICLE II

      The Plan of Merger was adopted by the shareholders of ACT on February 1, 1999, and by the shareholders on MFI on March 25, 1999.

                                  ARTICLE III

      The effective date of the merger shall be April 7, 1999.

                                 TELENETWORX, INC.
                                 (Media Forum International, Inc.)

                                 By: /s/ Nancy J. Neeham
                                     -----------------------------
                                     Nancy J. Neeham, President

                                 ADVANCED COMMUNICATIONS
                                 TECHNOLOGIES, INC.

                                 By: /s/ Edward R. Du Pont
                                     -----------------------------
                                     Edward R. Du Pont, Chief Financial Officer

                                     [Logo]
                          FLORIDA DEPARTMENT OF STATE
                                Katherine Harris
                               Secretary of State

April 7, 1999

CAPITAL CONNECTION

TALLAHASSE, FL

Re: Document No: P97000020967

The Articles of Amendment to the Articles of Incorporation for TELENETWORX, INC., which changed its name to Media Forum International, Inc., a Florida corporation, were filed on April 7, 1999.

Should you have any questions regarding this matter, please telephone (850) 487-6050, the American Filing Section.

Cheryl Coulliette
Document Specialist
Division of Corporations                             Letter Number:399A00017809

     Division of Corporations - P.O. Box 6237 - Tallahassee, Florida 32314

                                     [Logo]
                          FLORIDA DEPARTMENT OF STATE
                                Katherine Harris
                               Secretary of State

April 7, 1999

CAPITAL CONNECTION

TALLAHASSE, FL

Re: Document No: P97000020967

The Articles of Merger were filed April 7, 1999, for TELENETWORX, INC., the arriving Florida corporation.

The certification you requested is enclosed.

Should you have any questions regarding this matter, please telephone (850) 487-6050, the American Filing Section.

Cheryl Coulliette
Document Specialist
Division of Corporations                             Letter Number:799A00017605

     Division of Corporations - P.O. Box 6237 - Tallahassee, Florida 32314

                                     [Logo]
                          FLORIDA DEPARTMENT OF STATE
                                Katherine Harris
                               Secretary of State

June 29,1999

LEVINSON & LICHTMAN, LLP
SANCTUARY CENTRE, SUITE D-100
4800 NORTH FEDERAL HIGHWAY
BOCA RATON, FL 33431

Re: Document Number P97000020967

The  Articles of  Amendment  to the  Articles of  Incorporation  for MEDIA FORUM
INTERNATIONAL,   INC.   which  changed  its  name  to  ADVANCED   COMMUNICATIONS
TECHNOLOGIES, INC., a Florida corporation, were flied on June 28, 1999.

The certification requested is enclosed.

Should  you  have  arty  question   regarding  this  matter,   please  telephone
(850)487-6050, the Amendment Filing Section.

Doug Spitler
Document Specialist
Division of Corporations                            Letter Number: 099A00034309

     Division of Corporations - P.O. Box 6237 - Tallahassee, Florida 32314

                                     [Logo]
                                State of Florida
                              Department of State

I certify the attached is a true and correct copy o the Articles of Amendment, filed on June 28, 1999, to Articles of Incorporation for MEDIA FORUM INTERNATIONAL, INC. which changed its name to ADVANCED COMMUNICATIONS TECHNOLOGIES, INC., a Florida corporation, as shown by the records of this office.

The document number of this corporation is P97QO0b20967.

                          Given under my hand and the
                           Great Seal of the State of
                    Florida at Tallahassee, the Capitol, this
                          the Fourth day of June, 2001

                                     [Logo]
                       GREAT SEAL OF THE STATE OF FLORIDA
                                IN GOD WE TRUST

                              /s/ Katherine Harris
                                Katherine Harris
                               Secretary of State

                               THIRD AMENDMENT TO
                          ARTICLES OF INCORPORATION OF
                         MEDIA FORUM INTERNATIONAL, INC.

      1. The name of the Corporation is MEDIA FORUM INTERNTIONAL, INC., a Florida corporation (the "Corporation").

      2. The Articles of Incorporation of Media Forum International, Inc. were filed on March 6, 1997 with the Florida Department of State and were assigned Document No. P07000020967.

      3. Article I of the Articles of Incorporation of the Corporation is hereby amended to read as follows:

                                 ARTICLE I NAME

            The name of the Corporation shall be:

                    ADVANCED COMMUNICATIONS TECHNOLOGIES INC.

            The address of the principa1 office of this Corporation shall be 307 East 51st Street, New York, New York 10022 and the mailing address shall be the same as the principal office.

      4. The foregoing amendments were adopted by the Shareholders of the Corporation on March 25, 1999. The number of votes cast for the amendment was sufficient for approval by the Shareholders.

      IN WITNESS WHEREOF, the undersigned Chief Executive Officer of the Corporation has executed these Articles of Amendment this 25th day of June 1999.

                                        /s/ Roger May
                                        --------------------------
                                        Roger May, Chief Executive Officer

                                     [Logo]
                          FLORIDA DEPARTMENT OF STATE
                                Katherine Harris
                               Secretary of State

April 7,1999

CAPITAL CONNECTION

TALLAHASSEE, FL

Re: Document Number P97000020967

The Articles of Amendment to the Articles at Incorporation tar TELENETWORX, INC. which changed its name to MEDIA FORUM INTERNATIONAL, INC. a Florida Corporation, were filed on Apr11 7, 1999.

The certification requested is enclosed.

Should you have any question regarding this matter, please telephone (850) 487-6050. the Amendment Filing Section.

Cheryl Coulliette
Document Specialist
Division of Corporations                            Letter Number. 399A00017609

                              SECOND AMENDMENT TO
                          ARTICLES OF INCORPORATION OF
                               TELENETWORX, INC.

      1. The name of the Corporation is Telenetworx, Inc., MEDIA FORUM INTERNATIONAL, INC., a Florida corporation (the "corporation").

      2. The Articles of Incorporation of Media Forum International, Inc. were filed on March 6, 1997 with the Florida Department of State and was assigned Document No. P07000020967.

      3. Article I of the Articles of Incorporation of the Corporation is hereby amended to read as follows:

                                 ARTICLE I. NAME

      The Name of the corporation shall be:

                        MEDIA FORUM INTERNATIONAL, INC.

      The address of the principal office of this corporation shall be 2200 Palm Beach Lakes Blvd., Suite 220, West Palm Beach, Florida, 33409, and the mailing address of the corporation shall be the same.

      4. Article III of the Articles of Incorporation is hereby amended to read as follows:

                           Article III Capital Stock

      The maximum number of shares of stock that this corporation on March 25, 1999. The number of votes cast for the amendment was sufficient for approval by the Shareholders.

      5. The foregoing amendments were adopted by the Shareholders of the Corporation on March 25, 1999. The number of votes cast for the amendment was sufficient for approval by the Shareholders.

      IN WITNESS WHEREOF, the undersigned President of the Corporation has executed these Articles of Amendment this 6th day of April, 1999.

                                        /s/ Nancy Needham
                                        -----------------------------
                                        Nancy Needham, President

                            ARTICLES OF AMENDMENT TO
                          ARTICLES OF INCORPORATION OF
                        MEDIA FORUM INTERNATIONAL, INC.

      Pursuant to Section607.1006 of the Florida Statutes, the Articles of Incorporation of the above-named corporation are hereby amended as follows:

FIRST:  The name of the corporation is MEDIA FORUM INTERNATIONAL, INC.

SECOND: The following amendment to the Articles of Incorporation was adopted by the corporation:

        The name of the corporation shall be:

                  TELENETWORX, INC.

THIRD: This amendment was adopted by the Board of Directors of the corporation on March 2, 1998.

        Shareholder action was not required to adopt this amendment.

                                        /s/ John De Nigris
                                        -----------------------
                                        JOHN DE NIGRIS, Director

                                        /s/ Burt Signer
                                        -----------------------
                                        BURT SIGNER, Director

                                        /s/ Neil Signer
                                        -----------------------
                                        NEIL SIGNER, Director

                                        /s/ E.J. Preston
                                        -----------------------
                                        E.J. PRESTON, Director

                                     [LOGO]
                          THE UNITED STATES CORPORATION
                                    COMPANY

                ACCOUNT NO.     :       072100000032

                REFERENCE       :       729884  8690A

                AUTHORIZATION   :

                COST LIMIT      :       $ PPD

ORDER DATE   :       March 5, 1998

ORDER TIME   :       11:33 AM

ORDER NO.    :       729884-005

CUSTOMER NO  :       8690A

CUSTOMER     :       Ms. Irene Rubanchik
                     Bedzoq Korn & Kan, P.a.
                     P.O. Box 8020

                     Hallandale, FL 33008

                           DOMESTIC AMENDMENT FILING

      NAME: MEDIA FORUM INTERNATIONAL, INC

      EFFICTIVE DATE:

XX      ARTICLES OF AMENDMENT
___     RESTATED ARTICLES OF INCORPORATION

PLEASE RETURN THE FOLLOWING AS PROOF OF FILING:

___     CERTIFIED COPY
XX      PLAIN STAMPED COPY
XX      CERTIFICATE OF GOOD STANDING

CONTACT PERSON: Deborah Schroder
                         EXAMINER'S INITIALS:

                                     [LOGO]
                          FLORIDA DEPARTMENT OF STATE
                               Sandra B. Murtham
                               Secretary of State

March 6, 1998

CSC
Attn: Deborah Schroder
Tallahassee, FL

SUBJECT: MEDIA FORUM INTERNATIONAL, INC.
Ref. Number: P7000020967

We have received your document for MEDIA FORUM INTERNATIONAL INC. And check(s) totaling $43.75. However, the enclosed document has not been filed and is being returned to you for the following reason(s):

The name designated in your document is unavailable since it is the same as, or it is not distinguishable from the name of an existing entity. Simply adding "of Florida" or "Florida" to the end of a name is not acceptable. Please select a new name and make the correction in all appropriate places. One or more words may be added to make the name distinguishable from the one presently on file.

The document should be signed by a director. Please indicate the capacity of the individuals signing this document.

Please return your document, along with a copy of this letter, within 60 days or your filing will be considered abandoned.

If you have any questions  concerning the filing of your  document,  please call
(850) 487-6901.

Susan Payne
Senior Section Administrator                        Letter Number: 898A00012305

                                     [LOGO]
                          FLORIDA DEPARTMENT OF STATE

                               Sandra B. Murtham
                               Secretary of State

March 6, 1998

CSC
Attn: Deborah Schroder
Tallahassee, FL

SUBJECT: MEDIA FORUM INTERNATIONAL, INC.
Ref. Number: P7000020967

We have received your document for MEDIA FORUM INTERNTIONAL INC. And check(s) totaling $43.75. However, the enclosed document has not been filed and is being returned to you for the following reason(s):

Deborah, per our phone conversation, we have of record a corporation that was administratively dissolved on 9/26/97 by the name of TELE-NETWORK CORP. It would be advisable to check with your client to see if they still want the name TELENETWORX, INC. If so, we will grant the name.

Also, Please indicate the capacity of the individuals signing the document. As this amendment was adopted by the directors, it should be signed by a director.

Please return your document, along with a copy of this letter, within 60 days or your filing will be considered abandoned.

If you have any questions  concerning the filing of your  document,  please call
(850) 487-6901.

Susan Payne
Senior Section Administrator                        Letter Number: 498A00014077

                           ARTICLES OF INCORPORATION

                                       OF

                         MEDIA FORUM INTERNATIONAL INC.

      The undersigned incorporator hereby forms a corporation under Chapter 607 of the laws of the State of Florida.

                                ARTICLE I. NAME

      The name of the Corporation shall be:

                         MEDIA FORUM INTERNATIONAL INC.

The address of the principal office of this corporation shall be 1725 Northeast 164th Street, North Miami Beach, Florida 33162, and the mailing address of the corporation shall be the same.

                         ARTICLE II. NATURE OF BUSINESS

      This corporation may engage or transact in any or all lawful activities or business permitted under the laws of the United States, the State of Florida or any other state, country, territory or nation.

                           ARTICLE III. CAPITAL STOCK

      The maximum number of shares of stock that this corporation is authorized to have outstanding at any one time is 10,000,000 shares of common stock having no par value per share.

                          ARTICLE IV. REGISTERED AGENT

      The street address of the initial registered office of the corporation shall be 1725 North East 164th Street, North Miami Beach, Florida 33162 and the name of the initial registered agent of the corporation at that address is Burton Signer.

                          ARTICLE V. TERM OF EXISTENCE

      This corporation is to exist perpetually.

                             ARTICLE VI. DIRECTORS

      All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation managed under the direction of its Board of Directors, subject to any limitation set forth in these Articles of Incorporation. This corporation shall have one Director, initially. The name and address of the initial member of that Board of Directors are:

Burton Signer       1275 Northeast 164th Street
Dir.                North Miami Beach, Florida 33162

                            ARTICLE VI. INCORPORATOR

      The name and  street  address of the  incorporator  to these  Articles  of
Incorporation:

                             Corporate Agents, Inc.
                                1201 Hays Street
                           Tallahassee, Florida 32301

      The undersigned incorporator has executed these Articles of Incorporation on March 6, 1997.

                                   /s/ Deborah D. Skipper
                                   -------------------------------
                                   It's Agent, Deborah D. Skipper
                                     Incorporator

ADM/RWW

                         ACCEPTANCE OF REGISTERED AGENT
                  DESIGNATED IN THE ARTICLES OF INCORPORATION

      Burton Signer, an individual residing in this state, having a business office identical with the registered office of the corporation named below, and having been designated as the Registered Agent in the above and foregoing Articles of Incorporation of:

                        MEDIA FORUM INTERNATIONAL, INC.

      Burton Signer is familiar with and accepts the obligations of the position of Registered Agent under Section 607.0505 Florida Statutes.

                                   By:  /s/ Burton Signer
                                   ------------------------
                                   Typed Name: Burton Signer